Raymond James US Bank Conference Richard P. Smith – President & CEO John S. Fleshood – Executive Vice President & COO September 5, 2018 Exhibit 99.1

Safe harbor statement Raymond James US Bank Conference September 2018 Statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations; technological changes; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; changes in the level of the Company’s nonperforming assets and charge-offs; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by the Company; changes in consumer spending, borrowing and savings habits; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers;  the impact of competition from financial and bank holding companies and other financial service providers; the possibility that any of the anticipated benefits of the Company’s recent merger with FNBB will not be realized or will not be realized within the expected time period, or that integration of FNBB’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; unanticipated regulatory or judicial proceedings; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC.  Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results.   FNB Bancorp Merger   Certain numbers reflecting the FNB Bancorp merger included in this presentation were prepared by management as of the quarter ended March 31, 2018. TriCo will file an amended Form 8-K on or before September 23, 2018 that will include financial statements for FNB Bancorp and combined pro forma financial information for TriCo and FNB as if the merger was effective on March 31, 2018.  The pro forma financial information will reflect various adjustments required by applicable acquisition accounting rules that are not reflected in this presentation.

agenda Company Overview Recent Activities & Focus Key Revenue Drivers Challenges & Opportunities Financials Questions Raymond James US Bank Conference September 2018

COMPANY overview* Asset Size:$6.1 Billion Location:Chico, CA Founded:1975 Deposits:$5.1 Billion Loans (net):$4.0 Billion Bank Branches:79 ATMs:99 _____________________________________________________________________________ * Data includes FNB Bancorp acquisition completed on July 6, 2018 Raymond James US Bank Conference September 2018

COMPANY overview* Nasdaq:TCBK Stock Price:$39.09 Market Capitalization:$1.19 billion Price to Book stated:1.8x Price to TBVPS2.0x Rank (Total Assets) among CA Publicly Traded Banks:12 (Source: SNL Financial) Raymond James US Bank Conference September 2018 _________________________________________________________________________ *Data includes FNB Bancorp acquisition completed on July 6, 2018.

Executive Team Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Retail Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Peter Wiese EVP Chief Financial Officer TriCo since 2018 Richard O’Sullivan EVP Chief Commercial Lending Officer TriCo since 1984 Raymond James US Bank Conference September 2018

2018 ACCOMPLISHMENTS Consistently strong growth in corporate treasury management service charges and deposit balances Technology projects Corporate treasury management products Support for consumer, mortgage, and small business lending products Continuing to leverage 2016 core conversion investment into payment systems and transaction automation efficiency Completed acquisition and IT integration of FNB Bancorp Raymond James US Bank Conference September 2018

Positioned for today, prepared for the future Strong and growing bank capital Competitive product set to compete with banks both large and small - #1 Community Bank alternative in Northern California and on the San Francisco Peninsula Superior reputation versus large bank competitors Continue to see strong organic growth in current environment v. Prior Year*Sequential Qtr. Loan growth:11.3%10.0% Deposit growth: 5.1% (0.7%) *06/30/2018 vs. 06/30/2017 Raymond James US Bank Conference September 2018

Strong focus on risk management and new regulatory realities Enterprise Risk Strong Focus on CRA & Compliance HMDA Reporting Fair Lending Experienced project teams, well prepared for continued growth through acquisition Positioned for today, prepared for the future continued Raymond James US Bank Conference September 2018

What is long term success? Rewarding our shareholders A winning culture with a motivated and talented work force (good people) Significant and growing market share Low cost core deposit base Strong credit culture Diversified revenue sources Efficient operations Strong risk management practices Raymond James US Bank Conference September 2018

Key drivers of bank revenues Deposits & Margin Average Cost of Deposits of 0.12% as of 06/30/2018 Net Interest Margin in Q2 2018 was 4.14% Commercial Loans Commercial Real Estate Diverse portfolio of property types and geographies Commercial & Industry Lines and Loans & Leases Agricultural Loans Asset-Based Loans Non-Interest Income – Service Charge & Fee Income – Mortgage Finance – Bank Wealth Management Program Raymond James US Bank Conference September 2018

Key drivers of bank revenues continued Consumer Loans – Home Equity Lines/Loans Rising rates a positive for growth – Small Business Growth Opportunities – Wealth Management – Bank Managed Program Raymond James as Broker-Dealer – Mortgage Banking – Merchant Card Processing Fee Opportunities Raymond James US Bank Conference September 2018

Deposit structure Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Total ending deposits ($000’s) *Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Market share of all branches sorted by zip code Rank Institution Name State (Hdqtrd) Charter Deposits ($000) Market Share 1 U.S. Bank National Association OH Federal 9,893,012 21.2% 2 Wells Fargo & Company SD Federal 8,782,186 18.8% 3 Bank of America, National Association NC Federal 6,017,267 12.9% 4 Tri Counties Bank CA State 3,881,355 8.3% 5 JP Morgan Chase Bank, National Association OH Federal 2,994,175 6.4% 6 MUFG Union Bank, National Association CA Federal 2,177,323 4.7% 7 Bank of the West CA State 1,832,370 3.9% 8 Umpqua Bank CA State 1,636,359 3.5% Source: FDIC Summary of Deposits, June 2017 Raymond James US Bank Conference September 2018

Non-interest income Consistently Represents Approximately 20%+ of total revenues Wealth Management – recurring fee AUM model Deposit and Card products - Higher revenues from service charges and interchange income Corporate Treasury Management product fees continue to increase Raymond James US Bank Conference September 2018

Consumer loans Increased demand for consumer loans Home equity values continue to increase Borrowers using refinance of 1st mortgage to pay down debt Low rate environment led to historically high refi activity $43MM in Q2 2018 HELOC volume resulted in $1.0MM increase in outstandings This is compared to $37MM in Q1 2018 volume resulting in a $73MM contraction Home equity lines/loans increasing in demand and may begin outpacing 1st lien refi volume soon Raymond James US Bank Conference September 2018

Home equity loans outstanding ($000’s) Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Loan portfolio by type Loan Segments (000’s) CRE – Non-Owner Occupied $1,184,947 CRE – Owner Occupied $444,050 Residential 1-4 $384,692 Home Equity $327,422 CRE – Multifamily $283,911 Commercial & Industrial $212,566 Construction $156,729 Farmland $103,440 Agri. Production $25,053 Consumer – Other $23,503 Total $3,146,313 September 2018 Raymond James US Bank Conference Data as of 06.30.2018

Commercial banking Target loans of $2,000,000 to $15,000,000 Personalized banking Assigned Relationship Managers Assigned Cash Management Officers In-market lending Competition is as fierce and diverse as it has ever been Raymond James US Bank Conference September 2018

Commercial banking continued Agricultural lending Drought risk has subsided Commodity prices have stabilized Loans <$1,000,000 served through alternate channel Business Relationship Managers Credit scoring combined with traditional underwriting SBA 7(a) program now offered Raymond James US Bank Conference September 2018

Total loans net of unamortized deferred loan fees and discounts ($000’s) Data as of 06.30.2018 15.1% CAGR Raymond James US Bank Conference September 2018

Growth opportunities – TCBK HISTORY (000’s) Raymond James US Bank Conference September 2018

Deposit Betas Ability to Increase Loan Yields Interest Rate Risk Aggressive Competitors Compliance Regulations The Cost of Compliance with New Regulations Dysfunction in Washington What keeps us up at night? Raymond James US Bank Conference September 2018

Financials Raymond James US Bank Conference September 2018

Total assets ($000’s) Data as of 06.30.2018 13.6% CAGR Raymond James US Bank Conference September 2018

Capital ratios ($000’s) Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Net income ($000’s) Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Net interest margin Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Non-interest income ($000’s) Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Efficiency ratio (fully taxable equivalent) Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Diluted earnings per share Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Data as of 06.30.2018 DividendS PAID Raymond James US Bank Conference September 2018 12.0% CAGR

non-performing assets to total assets Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Allowance for loan losses to total loans Data as of 06.30.2018 Raymond James US Bank Conference September 2018

Annualized net charge-offs to average loans Data as of 06.30.2018 *0.08% related to ASC 310-30 PCI loan adjustment Raymond James US Bank Conference September 2018

Data as of 06.30.2018 Return on average assets Raymond James US Bank Conference September 2018

Data as of 06.30.2018 Return on average shareholder’s equity Raymond James US Bank Conference September 2018

Acquisition of FNB Bancorp Announced December 11, 2017 Keefe, Bruyette & Woods Community Bank Investor Conference

Premier Norcal Community bank TCBK has an extensive presence throughout Northern California and the Central Valley with 67 branches FNBG’s twelve branches across the SF Peninsula provide scale in a key Northern California market FNBG adds an established presence with a 50+ year history serving the SF Peninsula San Francisco is the economic hub of Northern California, located ~150 miles from TriCo’s headquarters in Chico, CA Significant business activity exists between San Francisco and other Northern California markets within TriCo’s footprint FNBG (12) Raymond James US Bank Conference September 2018

Raymond James
US Bank Conference

MARKET POSITION IN NORCAL

- FNBG and TriCo will create the largest Northern California-based community bank at over $6bn in assets
- TriCo currently has a dominant market share in several Northern California markets
  - #1 ranked deposit market share in Chico and Redding MSAs (~25% of total market)
  - Represent stable markets with low-cost, "sticky" deposits
  - Top 5 market share position in 42% of TCBK's counties
- FNBG's San Francisco presence provides increased growth prospects with strong demographic trends
  - Larger and thriving markets with affluent population base and significant business opportunities
  - Ample scale with capacity to improve market penetration
  - One of the largest, best-positioned community banks serving San Francisco
- TriCo's recent expansion into Sacramento, CA complements San Francisco as a metro growth opportunity

Largest Northern California Based Banks

Rank	Community Bank Rank	Institution	MRQ Total Assets ($mm)
1		Wells Fargo & Company	$1,934,939
2		First Republic Bank	84,320
3		SVB Financial Group	50,754
4	1	TriCo Bancshares (Pro Forma)	6,100
5	2	Mechanics Bank	5,702
6	3	Westamerica Bancorporation	5,446
7	4	Luther Burbank Corporation	5,320
8	5	Fremont Bancorporation	3,870
9	6	Farmers & Merchants Bancorp	3,072
10	7	1867 Western Financial Corporation	2,907

TCBK 2017 Deposits by MSA (pro forma)

FNBG enables TCBK to enter the attractive Bay Area market with scale


FNBG
(SF Peninsula)
San Francisco, CA 21%
Other CA 31%
Chico, CA 19%
Redding, CA 17%
Sacramento, CA 7%
Truckee-Grass Valley, CA 5%

41 September 2018

trico bancshares

Raymond James
US Bank Conference

BAY AREA OPPORTUNITY

Economy

- The Bay Area's $780 billion economy would rank 5th among all US states and 18th globally among all countries
- The Bay Area economy grew 5.2% in 2016, ~3x faster than the US rate
- At 3.3% unemployment the area is significantly below national averages
- The Bay Area is the #1 region in the U.S. for venture capital investment
- Tourism attracts ~25 million visitors annually accounting for ~$9.7B in spending
- More than 52% of the population holds a Bachelor's degree or higher
- 25 Colleges and Universities are present in San Francisco
- Although led by tech, the Bay Area economy is supported by a diverse set of industries

Major Employers

- The Bay Area is home to 36 Fortune 500 companies, more than any other US region except New York
- Major employers include:

Chevron, Kaiser Permanente, UCSF, Salesforce, LinkedIn, PayPal, McKesson, Charles Schwab, FibroGen, Airbnb, Tesla, Uber, Visa

Demographics

- With a population of ~7.6 million in the nine county region, the Bay Area represents ~20% of California's residents
- Attractive demographic trends driven by strong population growth on a large, affluent population base

Strong Demographics[1]

2017 Median HHI


$104,239
$54,630
$71,061
$61,045
FNBG
TCBK
CA
USA

Projected 5-Year Population Growth


5.0%
2.3%
4.1%
3.5%
FNBG
TCBK
CA
USA

Projected 5-Year Median HHI Growth


13.6%
9.9%
11.6%
8.9%
FNBG
TCBK
CA
USA

Sources: The San Francisco Center for Economic Development, Center for Continuing Study of the California Economy and U.S. Bureau of Labor Statistics.
(1) Median for zip codes in FNBG's and TCBK's footprint.

trico bancshares

42 September 2018

Source: SNL Financial. TCBK and FNBG information for the quarter ended 9/30/2017. (1) Pro forma does not include purchase accounting or merger related adjustments. Pro forma loan & Deposit Mix Loan Portfolio Highly Similar Lending Focus, Shared Credit Culture Deposit Base Maintains An Attractive Low-Cost Core Deposit Base With A Liquid Balance Sheet TCBK FNBG Pro Forma(1) TCBK FNBG Pro Forma(1) $3.9B Deposits 0.11% Cost of Deposits Loan / Deposits 74.7% $1.0B Deposits 0.29% Cost of Deposits Loan / Deposits 80.3% $5.0B Deposits 0.14% Cost of Deposits Loan / Deposits 75.9% $2.9B Loans 5.2% Yield on Loans $0.8B Loans 5.2% Yield on Loans $3.8B Loans 5.2% Yield on Loans Raymond James US Bank Conference September 2018

TriCo Bancshares is committed to: Improving the financial success and well-being of our shareholders, customers, communities and employees. Raymond James US Bank Conference July / August 2018